SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 22, 1997

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

           0-25188                                       91-1653725
    (Commission File Number)                          (IRS Identification No.)

   1201 Third Avenue, Seattle, Washington                 98101
   (Address of Principal Executive Office)              (Zip Code)

                                  206-461-2000
               (Registrant's telephone number including area code)


Item 5.  Other Events.

         On January 22, 1997, the Securities and Exchange Commission declared effective the Company's registration statement on Form S-3 for the sale of up to 15,085,305 shares of Company common stock by certain stockholders of the Company.

         Included herein at Exhibit 7(c) are copies of the U.S. Purchase Agreement and the International Purchase Agreement, each dated as of January 22, 1997, setting forth the agreements among the Company, the underwriters and the selling stockholders.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

     1.1. U.S. Purchase Agreement, dated January 22, 1997, by and among Washington Mutual, Inc., Merrill Lynch & Co., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Friedman, Billings, Ramsey & Co., Inc. and the selling stockholders listed therein.

     1.2. International Purchase Agreement, dated January 22, 1997, by and among Washington Mutual, Inc., Merrill Lynch International, Friedman, Billings, Ramsey & Co., Inc. and the selling stockholders listed therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WASHINGTON MUTUAL, INC.



Date:  January 23, 1997                        By: /s/ Marc R. Kittner
                                               Its: Senior Vice President